UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Sections 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 30, 2007


                      METROMEDIA INTERNATIONAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                       1-5706                  58-0971455
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


                               8000 Tower Point Drive
                                    Charlotte, NC                      28227
                      (Address of principal executive offices)      (Zip Code)


       Registrant's telephone number, including area code: (704) 321-7380

                                 Not Applicable
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01         Other Events.

On April 30, 2007, Metromedia International Group, Inc. (the "Company") announced that it has retained Kroll Zolfo Cooper, one of the world's pre-eminent advisory firms, to advise and assist the Company's corporate finance team in completing all fiscal year 2005, 2006 and 2007 outstanding periodic reports to be filed with the Securities and Exchange Commission pursuant to
Section 13(a) of the Securities Exchange Act of 1934, as amended. The engagement of Kroll Zolfo Cooper will be limited to and focus on the specific task of bringing historical financial reporting up to date.

The press release announcing this matter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits

                  Exhibit 99.1 Press Release of Metromedia International Group, Inc. dated April 30, 2007

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               METROMEDIA INTERNATIONAL GROUP, INC.
                               (Registrant)


                               By:  /s/ Harold F. Pyle, III
                                  ----------------------------------------------
                                  Name:    Harold F. Pyle, III
                                  Title:   Vice President Finance,
                                           Chief Financial Officer and Treasurer
Date: April 30, 2007
Charlotte, NC